Exhibit 99.1

Skechers Announces second QUARTER 2025 FINANCIAL RESULTS

LOS ANGELES, CA – August 8, 2025 – Skechers U.S.A., Inc. (“Skechers” or the “Company”) (NYSE:SKX), The Comfort Technology Company® and a global footwear leader, today announced financial results for the second quarter ended June 30, 2025.

Second Quarter 2025 Highlights

•
Second quarter sales of $2.44 billion, a year-over-year increase of 13.1%, which includes a favorable impact due to foreign currency exchange rates of $33.9 million; sales of $2.41 billion on a constant currency basis, a year-over-year increase of 11.5%
•
Wholesale sales grew 15.0%
•
Direct-to-Consumer sales grew 11.0%
•
Diluted earnings per share of $1.13, which includes a favorable impact due to foreign currency exchange rates of $0.30 per share; diluted earnings per share on a constant currency basis of $0.83

Second Quarter 2025 Financial Results

	Three Months Ended June 30,		Change
(in millions, except per share data)	2025	2024	$	%
Sales	$2,440.0	$2,157.6	282.4	13.1
Gross profit	1,301.3	1,184.4	116.9	9.9
Gross margin	53.3%	54.9%		(160) bps
Operating expenses	1,128.2	977.9	150.3	15.4
As a % of sales	46.2%	45.3%		90 bps
Earnings from operations	173.1	206.5	(33.4)	(16.2)
Operating margin	7.1%	9.6%		(250) bps
Net earnings attributable to Skechers U.S.A., Inc.	170.5	140.3	30.2	21.5
Diluted earnings per share	$1.13	$0.91	0.22	24.2

Six Months 2025 Financial Results

	Six Months Ended June 30,		Change
(in millions, except per share data)	2025	2024	$	%
Sales	$4,851.6	$4,409.2	442.4	10.0
Gross profit	2,555.7	2,366.1	189.6	8.0
Gross margin	52.7%	53.7%		(100) bps
Operating expenses	2,117.5	1,860.7	256.7	13.8
As a % of sales	43.6%	42.2%		140 bps
Earnings from operations	438.2	505.3	(67.1)	(13.3)
Operating margin	9.0%	11.5%		(240) bps
Net earnings attributable to Skechers U.S.A., Inc.	372.9	346.9	26.0	7.5
Diluted earnings per share	$2.46	$2.24	0.22	9.8

About Skechers U.S.A., Inc.

Skechers (NYSE:SKX), The Comfort Technology Company® based in Southern California, designs, develops and markets a diverse range of lifestyle and performance footwear, apparel and accessories for men, women and children. The Company’s collections are available in approximately 180 countries and territories through department and specialty stores, and direct to consumers through skechers.com and approximately 5,300 Skechers retail stores. A Fortune 500® company, Skechers manages its international business through a network of wholly-owned subsidiaries, joint venture partners, and distributors. For more information, please visit about.skechers.com and follow us on Facebook, Instagram and TikTok.

Reference in this press release to “Sales” refers to Skechers’ net sales reported under GAAP. This announcement contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include, without limitation, Skechers’ future domestic and international growth, financial results and operations including expected net sales and earnings, its development of new products, future demand for its products, its planned domestic and international expansion, opening of new stores and additional expenditures, and advertising and marketing initiatives. Forward-looking statements can be identified by the use of forward-looking language such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “plan,” “project,” “will,” “could,” “may,” “might,” or any variations of such words with similar meanings. Any such statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected in forward-looking statements. Factors that might cause or contribute to such differences include the disruption of business and operations due to` delays or disruptions in our supply chain; international economic, political and market conditions including the effects of inflation, tariffs, and foreign currency exchange rate fluctuations around the world, the challenging consumer retail markets in the United States and the impact of wars, acts of war and other conflicts around the world; sustaining, managing and forecasting costs and proper inventory levels; losing any significant customers; decreased demand by industry retailers and cancellation of order commitments due to the lack of popularity of particular designs and/or categories of products; maintaining brand image and intense competition among sellers of footwear for consumers, especially in the highly competitive performance footwear market; anticipating, identifying, interpreting or forecasting changes in fashion trends, consumer demand for the products and the various market factors described above; sales levels during the spring, back-to-school and holiday selling seasons; the ability to complete our proposed merger (the “Merger”), on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory approvals and satisfaction of other closing conditions to consummate the proposed Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed Merger; risks that the proposed Merger disrupts the Company's current plans and operations or diverts the attention of the Company's management or employees from ongoing business operations; the risk of potential difficulties with the Company's ability to retain and hire key personnel and maintain relationships with customers and other third parties as a result of the proposed Merger, including during the pendency of the Merger; the risk that the proposed Merger may involve unexpected costs and/or unknown or inestimable liabilities; the risk that the Company's business may suffer as a result of uncertainty surrounding the proposed Merger; the risk that stockholder litigation in connection with the proposed Merger may affect the timing or occurrence of the proposed Merger or result in significant costs of defense, indemnification and liability; effects relating to the announcement of the transaction or any further announcements or the consummation of the transaction on the market price of the Company's common stock; and other factors referenced or incorporated by reference in Skechers’ annual report on Form 10-K for the year ended December 31, 2024 and its quarterly reports on Form 10-Q in 2025. Taking these and other risk factors into consideration, the dynamic nature of these circumstances means that what is stated in this press release could change at any time, and as a result, actual results could differ materially from those contemplated by such forward-looking statements. The risks included here are not exhaustive. Skechers operates in a very competitive and rapidly changing environment. New risks emerge from time to time and we cannot predict all such risk factors, nor can we assess the impact of all such risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, you should not place undue reliance on forward-looking statements as a prediction of actual results. Moreover, reported results should not be considered an indication of future performance. Skechers expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in Skechers’ expectations or any change in events, conditions or circumstances on which any statement is based.

Investor Relations

Sonia Reback

Eunice Han

investors@skechers.com

Press

Jennifer Clay

jennc@skechers.com

SKECHERS U.S.A., INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(Unaudited)

	As of	As of
(in thousands)	June 30, 2025	December 31, 2024
ASSETS
Current assets
Cash and cash equivalents	$1,377,152	$1,116,516
Short-term investments	106,254	118,470
Trade accounts receivable, net	1,149,298	990,558
Other receivables	105,157	98,499
Inventory	1,871,805	1,919,386
Prepaid expenses and other	242,045	205,994
Total current assets	4,851,711	4,449,423
Property, plant and equipment, net	2,075,256	1,834,930
Operating lease right-of-use assets	1,536,161	1,363,596
Deferred tax assets	423,544	440,358
Long-term investments	157,452	146,687
Goodwill	103,945	94,494
Other assets, net	130,047	126,270
Total non-current assets	4,426,405	4,006,335
TOTAL ASSETS	$9,278,116	$8,455,758
LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$1,159,891	$1,241,838
Accrued expenses	356,295	330,251
Operating lease liabilities	303,370	297,926
Current installments of long-term borrowings	316,748	353,131
Short-term borrowings	179,633	33,338
Total current liabilities	2,315,937	2,256,484
Long-term operating lease liabilities	1,358,821	1,176,290
Long-term borrowings	87,965	68,450
Deferred tax liabilities	10,283	11,148
Other long-term liabilities	129,601	123,122
Total non-current liabilities	1,586,670	1,379,010
Total liabilities	3,902,607	3,635,494
Redeemable noncontrolling interest	102,374	90,099
Stockholders’ equity
Preferred Stock	—	—
Class A Common Stock	131	130
Class B Common Stock	19	19
Additional paid-in capital	38,116	12,170
Accumulated other comprehensive loss	(71,989)	(171,221)
Retained earnings	4,809,135	4,436,201
Skechers U.S.A., Inc. equity	4,775,412	4,277,299
Noncontrolling interests	497,723	452,866
Total stockholders' equity	5,273,135	4,730,165
TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST AND STOCKHOLDERS' EQUITY	$9,278,116	$8,455,758

SKECHERS U.S.A., INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Earnings

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except per share data)	2025	2024	2025	2024
Sales	$2,440,024	$2,157,643	$4,851,595	$4,409,230
Cost of sales	1,138,721	973,206	2,295,918	2,043,159
Gross profit	1,301,303	1,184,437	2,555,677	2,366,071
Operating expenses
Selling	251,883	235,870	436,956	392,371
General and administrative	876,338	742,036	1,680,514	1,468,371
Total operating expenses	1,128,221	977,906	2,117,470	1,860,742
Earnings from operations	173,082	206,531	438,207	505,329
Other income (expense)	45,517	(1,652)	70,047	(3,702)
Earnings before income taxes	218,599	204,879	508,254	501,627
Income tax expense	35,894	40,355	100,477	96,725
Net earnings	182,705	164,524	407,777	404,902
Less: Net earnings attributable to noncontrolling interests and redeemable noncontrolling interest	12,207	24,222	34,843	57,978
Net earnings attributable to Skechers U.S.A., Inc.	$170,498	$140,302	$372,934	$346,924
Net earnings per share attributable to Skechers U.S.A., Inc.
Basic	$1.14	$0.92	$2.49	$2.27
Diluted	$1.13	$0.91	$2.46	$2.24
Weighted-average shares used in calculating net earnings per share attributable to Skechers U.S.A., Inc.
Basic	150,001	152,503	149,711	152,707
Diluted	151,305	154,176	151,395	154,640

SKECHERS U.S.A., INC. AND SUBSIDIARIES

Supplemental Financial Information

(Unaudited)

Segment Information

	Three Months Ended June 30,		Change
(in millions)	2025	2024	$	%
Wholesale sales	$1,301.4	$1,132.1	169.3	15.0
Cost of sales	763.0	635.2	127.9	20.1
Gross profit	538.4	496.9	41.4	8.3
Gross margin	41.4%	43.9%		(250) bps

Direct-to-Consumer sales	$1,138.6	$1,025.5	113.1	11.0
Cost of sales	375.7	338.0	37.6	11.1
Gross profit	762.9	687.5	75.5	11.0
Gross margin	67.0%	67.0%		0 bps

Total sales	$2,440.0	$2,157.6	282.4	13.1
Cost of sales	1,138.7	973.2	165.5	17.0
Gross profit	1,301.3	1,184.4	116.9	9.9
Gross margin	53.3%	54.9%		(160) bps

	Six Months Ended June 30,		Change
(in millions)	2025	2024	$	%
Wholesale sales	$2,833.6	$2,553.8	279.8	11.0
Cost of sales	1,620.1	1,420.7	199.3	14.0
Gross profit	1,213.5	1,133.1	80.5	7.1
Gross margin	42.8%	44.4%		(150) bps

Direct-to-Consumer sales	$2,018.0	$1,855.4	162.5	8.8
Cost of sales	675.8	622.4	53.5	8.6
Gross profit	1,342.2	1,233.0	109.1	8.8
Gross margin	66.5%	66.5%		0 bps

Total sales	$4,851.6	$4,409.2	442.4	10.0
Cost of sales	2,295.9	2,043.1	252.8	12.4
Gross profit	2,555.7	2,366.1	189.6	8.0
Gross margin	52.7%	53.7%		(100) bps

Additional Sales Information

	Three Months Ended June 30,		Change
(in millions)	2025	2024	$	%
Geographic sales
Domestic
Wholesale	$413.3	$446.9	(33.6)	(7.5)
Direct-to-Consumer	448.8	416.9	31.8	7.6
Total domestic sales	862.1	863.8	(1.8)	(0.2)

International
Wholesale	888.1	685.2	202.9	29.6
Direct-to-Consumer	689.8	608.6	81.2	13.3
Total international sales	1,577.9	1,293.8	284.2	22.0

Total sales	$2,440.0	$2,157.6	282.4	13.1

Regional sales
Americas (AMER)	$1,113.0	$1,100.9	12.1	1.1
Europe, Middle East & Africa (EMEA)	731.5	492.5	239.0	48.5
Asia Pacific (APAC)	595.5	564.2	31.3	5.5
Total sales	$2,440.0	$2,157.6	282.4	13.1

China sales	$287.2	$312.7	(25.6)	(8.2)

Distributor sales	$136.1	$112.8	23.3	20.6

	Six Months Ended June 30,		Change
(in millions)	2025	2024	$	%
Geographic sales
Domestic
Wholesale	$909.5	$922.9	(13.4)	(1.5)
Direct-to-Consumer	806.3	739.7	66.5	9.0
Total domestic sales	1,715.8	1,662.6	53.1	3.2

International
Wholesale	1,924.1	1,630.9	293.2	18.0
Direct-to-Consumer	1,211.7	1,115.7	96.0	8.6
Total international sales	3,135.8	2,746.6	389.3	14.2

Total sales	$4,851.6	$4,409.2	442.4	10.0

Regional sales
Americas (AMER)	$2,217.4	$2,120.4	97.0	4.6
Europe, Middle East & Africa (EMEA)	1,449.7	1,120.2	329.6	29.4
Asia Pacific (APAC)	1,184.5	1,168.6	15.8	1.4
Total sales	$4,851.6	$4,409.2	442.4	10.0

China sales	$555.8	$632.3	(76.4)	(12.1)

Distributor sales	$272.1	$238.7	33.3	14.0

SKECHERS U.S.A., INC. AND SUBSIDIARIES

Reconciliation of GAAP Earnings Financial Measures to Corresponding Non-GAAP Financial Measures

(Unaudited)

Constant Currency Adjustment (Non-GAAP Financial Measure)

We evaluate our results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of period-over-period fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our results of operations, thereby facilitating period-to-period comparisons of our business performance and is consistent with how management evaluates the Company’s performance. We calculate constant currency percentages by converting our current period local currency financial results using the prior-period exchange rates and comparing these adjusted amounts to our prior period reported results. Other companies that provide similar non-GAAP measures may calculate them differently than we do, and the definitions may not be the same as the definitions we use.

	Three Months Ended June 30,
	2025			2024	Change
(in millions, except per share data)	Reported GAAP Measure	Constant Currency Adjustment	Adjusted for Non-GAAP Measures	Reported GAAP Measure	$	%
Sales	$2,440.0	$(33.9)	$2,406.1	$2,157.6	$248.5	11.5
Cost of sales	1,138.7	(23.4)	1,115.3	973.2	142.1	14.6
Gross profit	1,301.3	(10.5)	1,290.8	1,184.4	106.4	9.0
Operating expenses	1,128.2	(14.4)	1,113.9	977.9	136.0	13.9
Earnings from operations	173.1	3.8	176.9	206.5	(29.6)	(14.3)
Other income (expense)	45.5	(48.6)	(3.1)	(1.6)	(1.4)	n/m
Income tax expense (benefit)	35.9	(0.7)	35.2	40.4	(5.1)	(12.7)
Less: Noncontrolling interests and redeemable noncontrolling interest	12.2	0.1	12.3	24.2	(11.9)	(49.3)
Net earnings attributable to Skechers U.S.A., Inc.	$170.5	$(44.2)	$126.3	$140.3	$(14.0)	(10.0)
Diluted earnings per share	$1.13	$(0.30)	$0.83	$0.91	$(0.08)	(8.8)

	Six Months Ended June 30,
	2025			2024	Change
(in millions, except per share data)	Reported GAAP Measure	Constant Currency Adjustment	Adjusted for Non-GAAP Measures	Reported GAAP Measure	$	%
Sales	$4,851.6	$9.6	$4,861.2	$4,409.2	$451.9	10.3
Cost of sales	2,295.9	2.9	2,298.8	2,043.1	255.6	12.5
Gross profit	2,555.7	6.7	2,562.4	2,366.1	196.3	8.3
Operating expenses	2,117.5	0.2	2,117.6	1,860.7	256.9	13.8
Earnings from operations	438.2	6.7	444.9	505.3	(60.4)	(12.0)
Other income (expense)	70.0	(75.3)	(5.3)	(3.7)	(1.6)	n/m
Income tax expense (benefit)	100.5	(0.6)	99.8	96.7	3.1	3.2
Less: Noncontrolling interests and redeemable noncontrolling interest	34.8	0.7	35.5	58.0	(22.5)	(38.8)
Net earnings attributable to Skechers U.S.A., Inc.	$372.9	$(68.7)	$304.2	$346.9	$(42.7)	(12.3)
Diluted earnings per share	$2.46	$(0.45)	$2.01	$2.24	$(0.23)	(10.3)

Note: Amounts may not foot due to rounding.

n/m: not meaningful.